UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Video Display Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIDEO DISPLAY CORPORATION

1868 Tucker Industrial Road

Tucker, Georgia 30084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25, 2006

To Our Shareholders:

The Annual Meeting of Shareholders of Video Display Corporation (the “Company”) will be held on Friday, August 25, 2006, at 9:00 a.m., local time, at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, for the following purposes:

1.                To elect five Directors to serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

2.                To approve the Video Display Corporation 2006 Stock Incentive Plan; and

3.                To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Only shareholders of record at the close of business on July 12, 2006, will be entitled to receive notice of, and to vote at the, meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

Whether or not you plan to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly. Shareholders who are present at the meeting may revoke their proxy and vote in person if they so desire.

By Order of the Board of Directors,

Norma J. Mann
Secretary

Tucker, Georgia
June 21, 2006

VIDEO DISPLAY CORPORATION

1868 Tucker Industrial Road

Tucker, Georgia 30084

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
to be held on August 25, 2006

Information Concerning the Solicitation

This Proxy Statement is furnished to the shareholders by the Board of Directors of Video Display Corporation, 1868 Tucker Industrial Road, Tucker, Georgia 30084 (the “Company”), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders  on Friday, August 25, 2006, at 9:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Meeting”). The Company’s 2006 Annual Report on Form 10-K, including financial statements for the year ended February 28, 2006, accompanies this Proxy Statement and is first being mailed to shareholders on or about July 21, 2006.

If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with its terms. If no choices are specified, the proxy will be voted:

FOR—Election of Ronald D. Ordway, Ervin Kuczogi, Peter Frend, Carolyn C. Howard and Ernest J. Thibeault, III as Directors to serve until the next Annual Meeting of Shareholders.

FOR—Approval of the Company’s 2006 Stock Incentive Plan.

In addition, a properly executed and returned proxy card gives the authority to vote in accordance with the proxy-holders’ best judgment on such other business as may properly come before the meeting or any adjournment thereof. The proxy, given pursuant to this solicitation, is revocable at any time before it is exercised, by filing a revoking instrument, a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person.

Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. A majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a majority of the votes cast by the shares represented at the meeting and entitled to vote, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone and personal interview. The Company may reimburse brokerage firms and others for reasonable expenses incurred in forwarding solicitation material to the beneficial owners of the Company’s Common Stock.

Shareholders’ Proposals for Next Annual Meeting

For inclusion in the Proxy Statement and form of proxy for the next annual meeting, shareholder proposals consistent with Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934 must be received by our Secretary at our principal business office on or before March 24, 2006. In order for a shareholder proposal made outside the requirements of Rule 14a-8(e) to be “timely” for the purposes of Rule 14a-4(c), such proposal must be received by our Secretary no later than July 7, 2006.

Outstanding Voting Securities

The Company has one class of Common Stock, no par value (“Common Stock”), of which 9,621,000 shares were issued and outstanding on June 12, 2006. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. The Board has fixed the close of business on July 12, 2006, as the record date for determining the holders  of Common Stock  entitled to vote at the Meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Five Directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the five persons named below as nominees.

If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board’s discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL ONE, THE ELECTION OF THESE FIVE NOMINEES AS DIRECTORS.

Name	Age	Present Position with the Company	First Year Serving on Board
Ronald D. Ordway	64	Chairman of the Board, Chief Executive Officer and Director	1975
Ervin Kuczogi	66	President and Director	1998
Peter Frend (1)(2)(3)(4)	35	Director	2003
Carolyn C. Howard (1)(2)(3)(5)	43	Director	2001
Ernest J. Thibeault, III	45	Director	2005

(1)          Member of Audit Committee.

(2)          Member of Compensation Committee.

(3)          Member of Nominating & Governance Committee.

(4)          Chairperson of Nominating & Governance Committee.

(5)          Chairperson of Audit and Compensation Committees.

Mr. Ordway is a founder of the Company and has served as Chairman of the Board, and Chief Executive Officer (“CEO”) since 1975.

Mr. Kuczogi was appointed President of the Company in June 1998. Prior to that time, Mr. Kuczogi served as Vice President of the Company since 1991.

Mr. Frend is a Partner at Mercer Management Consulting and is part of that firm’s Communications, Information & Entertainment practice. During his 13 years with Mercer, his work has spanned a broad range of industries, including information technology, telecommunications, media and entertainment, professional services and transportation. Mr. Frend holds a B.A. (magna cum laude) in economics from Princeton University.

Ms. Howard has been employed since the late 1980s by Howard Interests, a venture capital firm, of which she is a cofounder and co-manager. She has owned and managed a personnel and staffing firm, held a position in banking with a focus on Fannie Mae/Freddie Mac lending, and she has held positions with securities firms trading and covering institutional accounts. Ms. Howard has acted as CEO and COO of one of New Hampshire’s largest food service and bottled water companies, reorganized and renamed the firm and then sold it to Vermont Pure Springs, a publicly traded company.

Mr. Thibeault is the President and CEO of Thibeault Corporation of New England, one of New Hampshire’s largest site contractor and earth moving companies, founded in 1983. He is also CEO of R.C. Hezelton Co., Inc., a Komatsu dealership for heavy duty equipment with locations in both New Hampshire and Maine. In addition, he is the CEO of T-Quip Sales & Rental Co., Inc., a heavy duty equipment dealer, and CEO of Thibeault Properties, a real estate investment company.

The Board of Directors has determined that Ms. Howard, Mr. Frend and Mr. Thibeault are qualified as independent Directors as defined by the NASDAQ listing standards.

All five of the current directors were elected to their current term of office at the Company’s Annual Meeting of Shareholders on August 26, 2005. The terms of office of our directors expire at the next Annual Meeting of Shareholders. The number of Directors of the Company has been fixed at five.

OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors’ Fees

The Company’s policy is to pay to directors who are not also officers of the Company $1,000 per Board meeting attended, plus reimbursement of travel expenses. Additionally, the Company issues to non-employee directors options to purchase 3,000 shares of the Company’s common stock annually at the market close price on the day of the Company’s annual meeting, subject to vesting requirements over a period of one year.

Board Meetings and Attendance

The Board held two attended meetings and six meetings via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. During fiscal year 2006, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they served. Although the Company does not have a policy with regard to Board members’ attendance at the Company’s annual meetings of stockholders, all of the directors are encouraged to attend such meetings. All of our directors were in attendance at our 2005 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees of the Company, including its Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics is available on the Company’s website at www.videodisplay.com.

Shareholder Communications with the Board

Shareholders may contact the Board or any of the individual Directors by writing to them c/o Secretary of the Company, Video Display Corporation, 1868 Tucker Industrial Road, Tucker, Georgia  30084. Inquiries sent by mail may be sorted and summarized by the Secretary before they are forwarded to the addressee.

Standing Committees of the Board

Audit Committee

The Audit Committee is comprised of Carolyn C. Howard (Chairperson) and Peter Frend. The Committee held 18 meetings during fiscal 2006. As required by currently applicable listing requirements of NASDAQ, all members are independent. The Board of Directors has determined that Peter Frend is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission and NASDAQ. The Committee has a charter, referred to as the “Audit Committee Charter” posted on the Investor Relations section of the Company’s website (www.videodisplay.com). See “Report of the Audit Committee” herein.

Compensation Committee

The Compensation Committee is comprised of Carolyn C. Howard (Chairperson) and Peter Frend. The Compensation Committee held 3 meetings during fiscal 2006. The Compensation Committee administers the Company’s Employee Stock Option Plan and also makes recommendations to the Board with respect to the compensation paid to the Chief Executive Officer and other Corporate Officers. The Committee has a charter, referred to as the “Compensation Committee Charter” posted on the Investor Relations section of the Company’s website (www.videodisplay.com). See “Report of the Compensation Committee” herein.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Peter Frend (Chairman) and Carolyn C. Howard. The Nominating and Governance Committee held 2 meetings during fiscal 2006. The duties of the Nominating and Governance Committee include proposing a slate of Directors for election by the shareholders at each Annual Meeting and proposing candidates to fill vacancies on the Board. The Committee has a charter, referred to as the “Corporate Governance Guidelines” posted on the Investor Relations section of the Company’s website (www.videodisplay.com). When appropriate, the Nominating and Governance Committee will conduct research to identify suitable candidates for Board membership, and seeks individuals who could be expected to make a substantial contribution to the Company. It will consider candidates proposed by shareholders. Candidates should be considered able and willing to represent the interests of all shareholders and not those of a special interest group. Any shareholder wishing to propose a candidate for consideration should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company.

COMMON STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 12, 2006 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group. The percentage of beneficial ownership is based on 9,621,000 shares of our common stock outstanding as of June 12, 2006 plus stock options exercisable within 60 days held by the particular person or group. Our only voting security is our common stock. Except as indicated in the footnotes to this table, the persons named have sole voting and investment power over the shares owned by them.

Name and Address of Beneficial Owner	Number of Shares (a)		Percent of Class
Ronald D. Ordway	2,733,856	(b)	27.5%
1868 Tucker Industrial Drive
Tucker, Georgia 30084
Jonathan R. Ordway	2,203,000		22.2%
Tucker, Georgia 30084
Ervin Kuczogi	124,800	(c)	1.3%
White Mills, PA 18473
Carolyn C. Howard	276,396	(d)	2.8%
Jaffrey Center, New Hampshire
Peter Frend	77,370	(e)	—	%(f)
Boxborough, MA 01719
Ernest J. Thibeault, III	106,507	(g)	1.1%
Londonderry, New Hampshire
All Executive Officers and Directors as a group (6 persons)	3,326,009	(h)	33.5%

(a)           Information relating to beneficial ownership of Common Stock is based upon information furnished by each five percent shareholder, director and executive officer using “beneficial ownership” concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.

(b)          Includes 480,000 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, as to which Mr. Ordway shares voting and investing power.

(c)           Includes 120,000 shares subject to exercisable stock options.

(d)          Includes 15,000 shares subject to exercisable stock options and 11,836 shares owned by Charles Howard, husband of Carolyn C. Howard, as to which Ms. Howard shares voting and investing power.

(e)           Includes 6,000 shares subject to exercisable stock options.

(f)             Less than one percent.

(g)           Includes 3,000 shares subject to exercisable stock options.

(h)          Includes 153,600 shares subject to exercisable stock options.

EXECUTIVE OFFICERS

The following table identifies all persons who served as executive officers and divisional officers of the Company at any time during fiscal year 2006, along with certain information including their ages and positions with the Company:

Name	Age	Present Position with the Company	Officer Since
		Corporate Officers
Ronald D. Ordway	64	Chairman of the Board, Chief Executive Officer and Director	1975
Ervin Kuczogi	66	President	1998
Michael D. Boyd	50	Chief Financial Officer	2006
Gregory A. Kittle	39	Controller	2004
		Divisional Officers
Michael Allen	45	President of Z-Axis, Inc.
Murray Fox	72	Chief Executive Officer of Fox International, Ltd., Inc.
William Frohoff	53	President of Lexel Imaging Systems, Inc.
Arthur V. Mengel	43	President of Aydin Displays, Inc.
Arthur Mengel	71	President of Teltron Technologies, Inc.
David Mutchler	78	President of VDC Display Systems

All of the executive officers of the Company have served as officers and/or have been employed by the Company for at least the last five years except for Michael D. Boyd, Chief Financial Officer who joined the Company on December 15, 2005. Mr. Boyd was previously employed by Avondale Incorporated, a textile manufacturer with headquarters in Monroe, Georgia from May 1982 until he joined Video Display Corporation. At Avondale Incorporated, Mr. Boyd served as Vice President, Controller and Secretary and in various other capacities during his 23 year tenure. Gregory A. Kittle served as Chief Financial Officer until Mr. Boyd’s appointment in December 2005, when he resumed his previous duties as Controller. Mr. Kittle resigned from the Company in March 2006. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

TRANSACTIONS WITH AFFILIATES

During fiscal year 2006, the Company leased certain warehouse space from the Chief Executive Officer, Ronald D. Ordway, under net operating leases with the terms described below. Rent expense under these leases totaled approximately $314,000, $314,000 and $434,000 in fiscal 2006, 2005 and 2004, respectively:

Facility	Lessor	Annual Base Rent	Expiration of Lease
Corporate Headquarters, Warehouse	Ronald D. Ordway	$194,000	October 31, 2008
Tucker, Georgia
Warehouse, Stone Mountain, Georgia	Ronald D. Ordway	$120,000	December 31, 2007

The Board believes that the terms of the leases are reasonable and in the best interest of the Company. The Audit Committee has reviewed each of these leases and has determined that the terms of these leases are fair to the Company.

Officers and Shareholders

On February 27, 2006 the Company’s Chief Executive Officer loaned the Company $6.8 million under a note agreement providing for interest at the higher of six percent or the prime rate plus ¼ of one percent, paid monthly. Principal payments are due in a series of monthly payments, with a final payment of $1.0 million due October 1, 2006. The note is secured by a general lien on all assets of the Company, subordinate to the lien held by Bank of America.

In August 2005, Ronald D. Ordway loaned the Company $1,000,000 on a non-interest bearing and due on demand basis, which was repaid in September 2005.

During fiscal 2004, the Company consolidated two notes payable to Ronald D. Ordway, resulting in a balance of $8,216,000 at February 29, 2004. The consolidated note was a three year term note with interest due monthly at an annual rate of 6% or prime plus 1%, whichever is higher. The Company executed a new line of credit agreement in November 2004. As part of this agreement, the new credit facility paid off the balance due to Mr. Ordway; accordingly, at February 28, 2005, there was no balance due to him.

During fiscal 2004, the Company repaid $80,000 to Murray Fox, resulting in a balance of $75,000 at February 29, 2004. Principal payments of $120,000 were made in fiscal 2005, while an additional $240,000 was borrowed during the fiscal year, resulting in a balance of $195,000 at February 28, 2005. Principal payments of $218,000 were made in fiscal 2006, while an additional $171,000 was borrowed during the fiscal year, resulting in a balance of $148,000 at February 28, 2006. These borrowings bear interest at 6%.

The Audit Committee has reviewed each of these loans and financings and has determined that their terms are fair to the Company.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company’s Chief Executive Officer and President, who were the only executive officers during fiscal year 2006 whose annual salary and bonus exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Annual Other Compensation ($)	Restricted Stock Award ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($) (1)
Ronald D. Ordway	2006	158,000	—	—	—	—	1,100
Chairman of the	2005	158,000	—	—	—	—	2,000
Board, and Director	2004	158,000	—	—	—	—	3,000
Ervin Kuczogi	2006	106,000	—	—	—	—	800
President and Director	2005	106,000	—	—	—	—	1,000
	2004	106,000	—	—	—	—	2,000

(1)          Amounts of “All Other Compensation” reflect Company matching contributions pursuant to the Company’s 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code).

Aggregated Option/SAR Exercises In Last Fiscal Year
And Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/SARs at Fiscal Year-End (#) Exercisable (E) Unexercisable (U)		Value of Unexercised In-the Money Options/SARs at Fiscal Year-End ($)(1) Exercisable (E) Unexercisable (U)
Ervin Kuczogi	—	—	120,000	(E)	$1,108,000	(E)

(1)          Representsthe excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 28, 2006 being $9.23.

Compensation Committee Interlocks and Insider Participation

Carolyn C. Howard and Peter Frend served as members of the Compensation Committee of the Board of Directors during fiscal 2006. These individuals are not, and were not during the 2006 fiscal year, officers or employees of the Company, nor do they have, and did not have during the 2006 fiscal year, any relationship with the Company requiring disclosure under Securities and Exchange Commission regulations.

Compensation Committee Report on Executive Compensation

The Compensation Committee has furnished the following report on Executive Compensation:

The Compensation Committee currently consists of two independent directors, Ms. Carolyn Howard, Chairperson, and Mr. Peter Frend. The roles and responsibilities of the Committee are set forth in a written charter adopted by the Board of Directors. This charter is available from the Company upon request. The Committee reviews and approves the Company’s executive and director compensation policies annually, administers the Company’s Employee Stock Option Plan and makes recommendations to the Board regarding the compensation of the Chief Executive Officer and other Corporate Officers.

The Committee’s policy, which applies to the Chief Executive Officer and to all other executive officers and directors, is to ensure that Video Display Corporation provides a balanced and competitive compensation package that takes into account its specific needs and circumstances, while maintaining compensation levels comparable to industry standards.

In the fiscal year 2006, the Committee reviewed and considered its executive officers and director compensation packages. The Committee determined the compensation packages to be appropriate and in accordance with their aforementioned policy.

The Compensation Committee
Carolyn C. Howard, Chairperson
Peter Frend

Audit Committee Report

This Report of the Audit Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

The following is the report of the Audit Committee of the Board of Directors of Video Display Corporation with respect to the Company’s audited financial statements for the fiscal year ended February 28, 2006.

The Audit Committee operates under a written charter adopted by the Board. The members of the Committee are currently Carolyn Howard as Chairperson, and Peter Frend. The Audit Committee directly appoints and evaluates the independent registered public accounting firm of the Company and pre-approves their services and compensation. Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB (US) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees) and No. 90 (Audit Committee Communications) with the independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accountants that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended February 28, 2006 filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee
Carolyn C. Howard, Chairperson
Peter Frend

Audit Fees and All Other Fees

The aggregate fees billed to the Company by its independent registered public accountants, Tauber & Balser P.C. during fiscal 2006 and BDO Seidman, LLP during fiscal 2005 are summarized below.

Audit Fees.   Fees for audit services totaled approximately $237,000 in fiscal 2006 and approximately $243,000 in fiscal 2005, including fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q.

Audit Related Fees.   There were no payments for audit related services in fiscal 2006. Fees for audit related services totaled approximately $37,000 in fiscal 2005. These fees were primarily related to the audit of the Company’s 401(k) plan and consultation regarding financial reporting matters and consultation regarding SEC filing requirements.

Tax Fees.   There were no fees for tax services, including tax compliance, tax advice and tax planning, in fiscal 2006. Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $63,000 in fiscal 2005.

All Other Fees.   The Company’s independent accountants did not receive fees for other services not described above in fiscal 2006 or 2005.

The Audit Committee retained the firm of Windham Brannon, P.C. for all tax services and the audit of the Company’s 401(k) plan in fiscal 2006. The Audit Committee has determined that such services and fees are compatible with the independent status of such auditors. During fiscal 2006, Tauber & Balser P.C. did not utilize any lease personnel in connection with the audit.

In accordance with the rules of NASDAQ and the SEC, the Audit Committee has the authority to pre-approve all independent audit engagement fees and terms and pre-approve all permitted non-audit engagements. All fiscal 2006 services were pre-approved by the Audit Committee.

COMPENSATION PURSUANT TO PLANS

In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Upon recommendation of the Compensation Committee, the Company plans to contribute $119,000 to match total gross compensation contributed by all participating employees for the year ended February 28, 2006.

The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant. The following table provides information as of February 28, 2006 regarding compensation plans (including individual compensation arrangements) under which Common Stock of the Company is authorized for issuance.

Stock Option Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	310,000	$4.57	419,000
Equity compensation plans not approved by security holders	—	—	—
Total	310,000	$4.57	419,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 28, 2006, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.

PERFORMANCE GRAPH

The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company’s Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 28, 2001, and reinvestment of all dividends).

Comparison of Five-Year Cumulative Total Returns for Video Display Corporation

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company engaged Tauber & Balser P.C., Atlanta, Georgia, as independent accountants for the Company and its subsidiaries for the fiscal year ended February 28, 2006. BDO Seidman, LLP served as the Company’s independent accountants from 1995 until the first quarter of Fiscal 2006. On June 27, 2005 BDO Seidman, LLP notified the Audit Committee that it would decline to stand for reappointment as the Company’s independent registered public accounting firm. BDO Seidman, LLP served as the Company’s independent registered public accounting firm relative to the Company’s financial statements for the quarter ended May 31, 2005 in order to facilitate a smooth transition to the successor firm of independent accountants. The audit committee did not recommend or approve the decision to decline to stand for re-election.

Tauber & Balser P.C.’s reports on the Company’s financial statements for the fiscal year ended February 28, 2005 and BDO Seidman, LLP’s reports on the Company’s financial statements for the fiscal year ended February 28, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended February 28, 2006, there has been no disagreement between the Company and Tauber & Balser P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. For the fiscal years ended February 28, 2005, and up to the date of BDO Seidman, LLP’s notification of their resignation on June 27, 2005, there has been no disagreement between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Based on their evaluation as of February 28, 2006, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective to ensure that the information required to be reported and disclosed by the Company in the Annual Report on Form 10-K was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules. The internal controls deemed by management to contain material weaknesses, lack of adequate controls in the valuation and costing of inventory and lack of adequate controls over the adjusting of the books and records at certain subsidiaries, resulted primarily from a turnover in financial reporting personnel during the year end closing process. This resulted in insufficient personnel necessary to properly identify and record in a timely fashion, non-routine transactions and to prepare financial statements and related disclosures timely, which could affect the reported results for the accounting period.

To address these material weaknesses, the Company performed additional analyses and other procedures to ensure that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. Accordingly, the Company’s management believes that the consolidated financial statements included in the Annual Report on Form 10-K for the period ended February 28, 2006, fairly present in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented and that the Annual Report on Form 10-K does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this report.

As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2005, on June 10, 2005 BDO Seidman notified the Audit Committee of a material weakness in the Registrant’s internal control structure. The areas that were deemed to contain material weakness surrounded the failure to retain financial reporting personnel necessary to properly identify and record in a timely fashion, non-routine transactions and to prepare financial statements and related disclosures timely; and the failure of Management to routinely review and approve on a monthly basis all repetitive and non-repetitive journal entries made at divisional levels, to ensure that all entries were made and calculated properly, which could affect the reported results for the accounting period.

A representative from Tauber & Balser, P.C. (but not from BDO Seidman, LLP) will be present at the Meeting. This representative will have an opportunity to make a statement and will be available to respond to questions.

PROPOSAL TWO
APPROVAL OF 2006 STOCK INCENTIVE PLAN

The Company’s Board of Directors adopted the Video Display Corporation 2006 Stock Incentive Plan (“Plan”) on June 30, 2006, subject to approval by the Company’s shareholders. The Company’s 1994 Plan expired in May 2006. If the stockholders approve the Plan, it will replace the Company’s 1994 Plan, which will continue to govern awards previously granted.

The purpose of the Plan is to further the growth and development of the Company by affording an opportunity for stock ownership to selected employees of Video Display Corporation and its subsidiaries (collectively, the “Company”). The Plan is also intended to assist the Company in attracting new employees and retaining existing employees; to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals; to provide incentives for excellence in individual performance; and to promote teamwork.

A summary of major plan provisions is as follows:

Plan Administrator.

The Plan Administrator shall be appointed by the Board of Directors, shall consist of two or more outside, independent members of the Board of Directors, and in the judgment of the Board of Directors, shall be qualified to administer the plan. The Board of Directors may, at any time and in its complete discretion, remove any member of the Plan Administrator and may fill any vacancy of the Plan Administrator. Any member of the Plan Administrator shall be deemed to have resigned automatically from the committee upon his or her termination of service on the Board of Directors.

Plan Limits.

Generally, the aggregate number, of shares of Common Stock that may be issued under the Plan shall not exceed 500,000 shares with respect to options and 100,000 shares with respect to restricted shares, of Common Stock outstanding as of the effective date of the Plan. Common Stock that may be issued under Awards may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

Option Agreement.

Each grant of options under the Plan shall be evidenced by a written option agreement setting forth the terms upon which the options are granted. Each option agreement shall designate the type of options being granted, Incentive Stock Options or Nonqualified Stock Options, and shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that option pertains.

Individual Limits.

During any single calendar year, no employee shall be eligible to be granted Options or Restricted Stock exceeding 10% of each of the limits set forth under the Plan.

Unused Stock.

If any outstanding award under the Plan expires or for any other, reason ceases to be exercisable, is forfeited or, repurchased by the Company, in whole or in part (other than upon exercise of an Option), the Common Stock subject to such award (and as to which the Award had not been exercised) shall continue to be available under the Plan or revert to the Plan to again be available for issuance under the Plan. Common Stock underlying vested and exercised Awards shall not be available for future grant.

Adjustment .for Change in Outstanding Shares.

If there is any change, increase or decrease, in the outstanding shares of Common Stock that is effected without receipt of additional consideration by the Company, by reason of a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split, combination or exchange of stock,  or other similar circumstances not involving the receipt of consideration by the Company, then in each such event, the Plan Administrator shall make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, the number of shares of Common Stock subject to each outstanding award and the option or restricted Stock prices in order to prevent the dilution or enlargement of any Participant’s rights.

Eligible Employees.

All full-time and part-time employees of the Company are eligible to receive an award at the discretion of the Plan Administrator.

Option Exercise Price.

The purchase price of the common stock under each option granted under the Plan shall not be less than 100% of the fair market value of the common stock subject to the option, determined as of the day the option is granted. The exercise price for any participant who is the owner of ten percent (10%) or more of the issued and outstanding stock of the Company shall be not less than 110% of the fair market value of the common stock subject to the option determined as of the day the option is granted. The exercise price of the common stock under each option is fixed and may not be re-priced.

Duration of Options.

Each grant of options shall be of a duration as specified in the designated options agreement; provided, however, that the term of each option grant shall not exceed the lesser of: five  years from the date the participant has the right to exercise such option or portion thereof; or seven years from the date the options are granted. Each grant of options to any participant who is the owner of ten percent or more of the issued and outstanding stock of the Company shall be of a duration as specified in the designated option agreement; provided, however, that the term of each option grant shall not exceed the lesser of: five years from the date the participant has the right to exercise such option or portion thereof; or five years from the date the options are granted.

Vesting.

The grant of options may be subject to a vesting schedule, which shall be set forth in an option agreement, and which may be waived or accelerated by the Plan Administrator, at any time. To the extent required by applicable state securities law, options subject to a vesting schedule shall vest at least as rapidly as 20% per year within the five years following the date of grant of the option.

Tax Consequences.

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of an option under the Plan and the subsequent disposition of shares acquired upon such exercise. Under the Plan, at the time of grant the Plan Administrator designates each option either an incentive stock option or a nonqualified stock option, with differing tax consequences to the optionee and to the Company for each type of option.

Nonqualified Options

The grant of a nonqualified option will not result in any immediate tax consequences to the Company or the optionee. Upon exercise of a nonqualified option granted under the Plan, the amount by which the fair market value on the date of exercise of the shares received upon such exercise exceeds the option price will be taxed as ordinary income to the optionee, and the Company generally will be entitled to a deduction in an equal amount in the year the option is executed. Such amount will not be an item of tax preference to an optionee.

Upon the subsequent disposition of shares acquired upon the exercise of an option (“Option Stock”), an optionee may realize short-term or long-term capital gain or loss (assuming such shares of Option Stock constitute capital assets in an optionee’s hands), depending upon the holding period of such shares of Option Stock, equal to the difference between the selling price and the tax basis of the shares of Option Stock sold. The tax basis for this purpose will equal the sum of the exercise price and the amount of ordinary income realized by the optionee as a result of such exercise.

Incentive Options

Neither the grant nor the exercise of an incentive stock option will have any immediate tax consequences to the Company or the optionee. (However, in calculating income for purposes of computing an individual optionee’s alternative minimum tax, the favorable tax treatment generally accorded incentive stock options is not available).

When an optionee sells Option Stock received upon the exercise of his incentive stock options, any amount he receives in excess of the option price will be taxed as long-term capital gain at the maximum applicable tax rate (and any loss will be a long-term capital loss) if he has held his share for at least two years from the date of granting the option to him and for at least one year after the issuance of such shares to him. If the shares are not held for more than two years from the date of granting the option to him or are not held for more than one year after the issuance of such shares, (i) ordinary income will be realized in the year of the disposition in an amount equal to the difference between the fair market value of the shares on the date the option was exercised and the option price, and (ii) either capital gain or loss will be recognized in amount equal to the difference between the selling price and the fair market value of the shares on the date the option was exercised. If the selling price is less than the fair market value on the date the option is exercised, but more than the exercise price, (i) ordinary income equal to the difference between the exercise price and the fair market value on the date of exercise is recognized, and (ii) a capital loss equal to the difference between the fair market value on the date of exercise and the sales price results.

The Company is not permitted to take a deduction for federal income tax purposes because of the granting or exercise of any incentive stock option, except to the extent that ordinary income may be realized by an optionee on the exercise or sale of Option Stock.

Grant of Restricted Stock.

The Plan Administrator may from time to time in its sole discretion determine which of the employees should receive grants of restricted stock, the number of shares of restricted stock to be granted to each employee, the dates on which such shares of restricted stock are to be granted, and the restrictions applicable to each grant of shares of restricted stock.

Restricted Stock Agreement.

Each grant of restricted stock under the Plan shall be evidenced by a written restricted stock agreement setting forth the terms upon which the restricted stock is granted. Each restricted stock agreement shall state the number of shares of common stock, as designated by the plan administrator, to which that restricted stock award pertains; the price, if any, to be paid by the participant for the restricted stock; and the restrictions applicable to each grant of restricted stock. More than one grant of restricted stock may be granted to an employee. The terms of any restricted stock agreement need not be identical to the terms of any other restricted stock agreement applicable to other grants of restricted stock under the Plan to the same or other participants. No restricted stock shall be issued under the Plan until the participant provides the Company with a signed restricted stock Agreement in the form specified by the plan administrator.

Issuance of Restricted Stock.

If a purchase price for restricted stock is imposed, the participant’s right to receive restricted stock shall be conditioned upon the delivery by the participant of (i) payment in full, by check or by certified or bank cashier’s check to the Company (or payment by such other, consideration as shall be permitted by the plan administrator) or, upon approval of the plan administrator, shares of the common stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company equals or exceeds the aggregate purchase price of the common stock; (ii) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the vesting of the restricted stock or the participant’s election under Code Section 83(b); and (iii) a copy of the executed restricted stock agreement in the form specified by the plan administrator.

Purchase Price.

A purchase price shall not be required for restricted stock, except to the extent required by applicable state securities law. Once established, the purchase price of the restricted stock is fixed and may not be re-priced.

Vesting.

Restricted stock may be subject to a vesting schedule, which shall be set forth in the restricted stock agreement, and which may be waived or accelerated by the plan administrator at any time. Unless otherwise provided in the restricted stock agreement, restricted stock shall not begin to vest prior to the first anniversary of the date of the award; provided, that, to the extent required by applicable state securities law, restricted stock subject to a vesting schedule shall vest at least as rapidly as 20% per year within the five years following the date of grant of the restricted stock.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ADOPTION OF THE 2006 STOCK INCENTIVE PLAN, WHICH IS ATTACHED IN ITS ENTIRETY AS APPENDEX A.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2006 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUEST SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.

Please SIGN, DATE and RETURN the enclosed Proxy promptly.
July 21, 2006

APPENDIX A

VIDEO DISPLAY CORPORATION
2006 STOCK INCENTIVE PLAN

VIDEO DISPLAY CORPORATION
2006 STOCK INCENTIVE PLAN
TABLE OF CONTENTS

ARTICLE I. DEFINITIONS
1.1 Award
1.2 Board of Directors
1.3 Cause
1.4 Change in Control Event
1.5 Code
1.6 Common Stock or Stock
1.7 Continuous Service
1.8 Disability
1.9 Effective Date
1.10 Employee
1.11 Fair Market Value
1.12 Incentive Stock Option
1.13 Nonqualified Stock Option
1.14 Option
1.15 Option Agreement
1.16 Participant
1.17 Plan Administrator
1.18 Repriced
1.19 Restricted Stock
1.20 Restricted Stock Agreement
1.21 Restriction Period
ARTICLE 2. EFFECTIVE DATE
ARTICLE 3. ADMINISTRATION
3.1 Plan Administrator
3.2 Meetings and Actions
3.3 Powers of Plan Administrator
3.4 Interpretation of Plan
ARTICLE 4. STOCK SUBJECT TO THE PLAN
4.1 Plan Limits
4.2 Individual Limits
4.3 Unused Stock
4.4 Adjustment for Change in Outstanding Shares
4.5 Retention of Rights
4.6 Cancellation of Award
ARTICLE 5. ELIGIBILITY
5.1 Eligible Employees
5.2 Consultants
ARTICLE 6. STOCK OPTIONS
6.1 Grant of Options
6.2 Option Agreement
6.3 Nontransferability of Options
6.4 Manner of Exercise
6.5 Payment of Option Exercise Price
6.6 Termination of Continuous Service
ARTICLE 7. RESTRICTED STOCK
7.1 Grant of Restricted Stock
7.2 Restricted Stock Agreement
7.3 Issuance of Restricted Stock

7.4 Nontransferability of Restricted Stock
7.5 Termination of Continuous Service
ARTICLE 8. CHANGE IN CONTROL
ARTICLE 9. ISSUANCE OF SHARES OF COMMON STOCK
9.1 Transfer of Common Stock to Participant
9.2 Legend
9.3 Compliance With Laws
ARTICLE 10. AMENDMENT AND TERMINATION
10.1 Amendment of the Plan
10.2 Termination of the Plan
ARTICLE 11. GENERAL PROVISIONS
11.1 No Employment Rights
11.2 Other Employee Benefits
11.3 Confidentiality of Information
11.4 Severability
11.5 Governing Law and Venue
11.6 Use of Proceeds

VIDEO DISPLAY CORPORATION
2006 STOCK INCENTIVE PLAN
INTRODUCTION

The purpose of the Video Display Corporation 2006 Stock Incentive Plan (the “Plan”) is to further the growth and development of  Video Display Corporation, a Georgia corporation ( “Video Display”), by affording an opportunity for stock ownership to selected Employees of  Video Display and its subsidiaries (collectively, the “Company”). The Plan is also intended to assist the Company in attracting new Employees and retaining existing Employees; to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals; to provide incentives for excellence in individual performance; and to promote teamwork.

ARTICLE I. DEFINITIONS

When used in this Plan, the following capitalized terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

1.1   Award means the grant of Options or Restricted Stock under the Plan.

1.2   Board of Directors means the Board of Directors of Video Display.

1.3   Cause means “Cause,” as defined in the Participant’s employment agreement, if applicable, or if the Participant has not entered into an employment agreement with the Company, as determined in the sole and absolute discretion of the Company, a termination on account of dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets or conviction or confession of a crime punishable by law (except minor violations), in each such case as determined by the Plan Administrator, and its determination shall be conclusive and binding. Such actions constituting “Cause” shall include, without limitation, a violation of the Company’s Code of Business Conduct and Ethics. A Participant who agrees to resign from his or her affiliation with the Company in lieu of being terminated for Cause shall be deemed to have been terminated for Cause for purposes of the Plan.

1.4   Change in Control Event means the date on which one of the following, each referred to as a “Change in Control Event,” shall have occurred: (a) the acquisition by any individual or legal entity or “group” (as described in Rule 13d-5(b) promulgated by the Securities and Exchange Commission as now in effect under the Securities Exchange Act of 1934), of a number of voting shares of capital stock of Video Display greater than 35% of the total voting power of the stock of  Video Display subsequent to the effective date of the Plan; (b) a merger or consolidation of Video Display other than a merger or consolidation immediately following which the directors of Video Display, thereto constitute a majority of the board of the surviving company or parent thereof; (c) a change in the majority of the Board of Directors pursuant to an actual or threatened proxy contest; or (d) a sale of substantially all of the Company’s assets. The Plan Administrator’s reasonable determination as to whether a Change in Control Event has occurred shall be final and conclusive.

1.5   Code means the Internal Revenue Code of 1986, as amended from time to time.

1.6   Common Stock or Stock means Video Display’s common stock and any share or shares of Video Display’s capital stock hereafter issued or issuable in substitution for such shares of common stock.

1.7   Continuous Service means the Participant’s service with the Company that is not interrupted (other than pursuant to the Company’s paid time off policy or as required by law) or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the affiliated entity for which the Participant renders such service, provided that there is otherwise no interruption or, termination of the Participant’s Continuous Service. The Plan Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, other than a leave pursuant to the Company’s paid time off policy or as required by law.

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1.8   Disability means the Participant is determined to be disabled for purposes of the Company’s long-term disability plan, if any. If no Company long-term disability plan covers the Participant, “Disability” shall mean the date on which the Plan Administrator makes a final determination that the Participant is suffering from a physical or mental impairment which the Plan Administrator, determines renders the Participant physically or mentally unable to continue to fulfill his or her duties as an active Employee at his or, her assigned level of responsibility or competence, and which thereafter prevents him or her from being able to resume such duties or their equivalent.

1.9   Effective Date means the effective date of the Plan as specified in Article 2.

1.10   Employee means a common law employee of the Company and any person who has accepted a binding offer of employment from the Company, but excludes any individual classified by the Company as an independent contractor or leased employee. Employee includes an employee who is an officer or a Director of Video Display or any subsidiary of Video Display.

1.11   Fair Market Value means the value of the Common Stock, determined by reference to the NASDAQ National Market System average closing price for the Common Stock reflected in The Wall Street Journal or another publication selected by the Board of Directors for the ten (10) days preceding the day the Award is granted to each eligible Employee. If the Common Stock has not been traded on the NASDAQ National Market System for more than 10 days immediately preceding the granting of an Award, or if deemed appropriate by the Board of Directors for any other reason, the Fair Market Value of the Common Stock shall be as determined by the Board of Directors in such other, manner as it may deem appropriate.

1.12   Incentive Stock Option means any option granted to an eligible Employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Code Section 422.

1.13   Nonqualified Stock Option means any option granted to an eligible Employee under the Plan that is not an Incentive Stock Option.

1.14   Option means and refers collectively to Incentive Stock Options and Nonqualified Stock Options.

1.15   Option Agreement means the agreement specified in Section 6 2.

1.16   Participant means any Employee who is granted an Award under the Plan. Participant also means the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

1.17   Plan Administrator means the body that is responsible for the administration of the Plan, as determined pursuant to Section 3.1.

1.18   Repriced means any amendment or adjustment of the Exercise Price of an Option or, the purchase price, if applicable, of Restricted Stock through amendment, cancellation, replacement grants or any other means. Repriced shall also include any other action considered a repricing under requirements of the NASDAQ National Market System.

1.19   Restricted Stock means Common Stock granted to a Participant that is subject to the restrictions set forth in Article 7 of the Plan and the Restricted Stock Agreement. Restricted Stock also means any shares of the Company’s capital stock issued as the result of a dividend on or split of Restricted Stock. Upon termination of the restrictions, such Common Stock or other capital stock shall no longer be Restricted Stock.

1.20   Restricted Stock Agreement means the agreement specified in Section 7.2 between the Company and a Participant pursuant to which Restricted Stock is granted to the Participant.

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1.21   Restriction Period means the period set forth in the Restricted Stock Agreement that is the period beginning on the date of grant of the Award and ending on the final vesting date of the Restricted Stock.

ARTICLE 2. EFFECTIVE DATE

The Effective Date of the Plan shall be the date on which the Plan is approved by the stockholders of Video Display.

ARTICLE 3. ADMINISTRATION

3.1   Plan Administrator. The Plan Administrator shall be a committee appointed by the Board of Directors, shall consist of two or more outside, independent members of the Board of Directors, and in the judgment of the Board of Directors, shall be qualified to administer the Plan as contemplated by (i) Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) (or any successor rule) including, without limitation, the possession of authority by the Plan Administrator to limit the time of exercise of Options and the grant of Stock to specified periods, (ii) Section 162(m) of the Code, as amended, and the regulations thereunder (or any successor Section and regulations) and (iii) any rules and regulations of the Nasdaq Stock Market (or such other stock exchange on which the Stock is traded). Members of the Plan Administrator may not possess an interest in any transaction for which disclosure is required under Section 404(a) of Regulation S-K under the Exchange Act or be engaged in a business relationship that must be disclosed under Section 404(a) and must qualify as “outside directors” as defined in Section 162(m) of the Code and regulations thereunder. Any member of the Plan Administrator who does not satisfy the qualifications set out in the preceding sentence may recuse himself or herself from any vote or other action taken by the Plan Administrator. The Board of Directors may, at any time and in its complete discretion, remove any member of the Plan Administrator and may fill any vacancy of the Plan Administrator. Any member of the Plan Administrator shall be deemed to have resigned automatically from the committee upon his or her termination of service on the Board of Directors.

3.2   Meetings and Actions. The Plan Administrator shall hold meetings at such times and places as it may determine. A majority of the members of any committee serving as Plan Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Plan Administrator shall be the acts of the Plan Administrator and shall be final, binding and conclusive upon all persons, including the Company, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

3.3   Powers of Plan Administrator. The Plan Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In selecting Participants and granting Awards, the Plan Administrator shall take into consideration the contribution the Participant has made or may make to the success of the Company and such other factors as the Plan Administrator shall determine. The Plan Administrator shall have all powers vested in it by the terms of the Plan, such powers to include the authority to:

(i)    Select the persons to be granted Awards under the Plan;

(ii)   Determine the terms, conditions, form and amount of Awards to be made to each person selected;

(iii)  Determine the time when Awards are to be made and any conditions which must be satisfied before an Award is made; and

(iv)  Establish objectives and conditions for earning Awards.

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3.4   Interpretation of Plan. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement entered into hereunder. The determination of the Plan Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its stockholders, and all persons having any interest in Awards that may be or, have been granted pursuant to the Plan.

ARTICLE 4. STOCK SUBJECT TO THE PLAN

4.1   Plan Limits. Subject to the provisions of Section 4.4, the aggregate number, of shares of Common Stock that may be issued under the Plan shall not exceed the following designated shares of Common Stock outstanding as of the Effective Date:

•       With respect to Options, 500,000 thousand shares, and

•       With respect to Restricted Stock, 100,000 shares shares.

Common Stock that may be issued under Awards may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

4.2   Individual Limits. During any single calendar year, no Employee shall be eligible to be granted Options or Restricted Stock exceeding 10% of each of the limits set forth in Section 4.1.

4.3   Unused Stock. If any outstanding Award under the Plan expires or for any other, reason ceases to be exercisable, is forfeited or, repurchased by the Company, in whole or in part (other than upon exercise of an Option), the Common Stock subject to such Award (and as to which the Award had not been exercised) shall continue to be available under the Plan or revert to the Plan to again be available for issuance under the Plan. Common Stock underlying vested and exercised Awards shall not be available for future grant.

4.4   Adjustment .for Change in Outstanding Shares.

(a)    In General. If there is any change, increase or decrease, in the outstanding shares of Common Stock that is effected without receipt of additional consideration by the Company, by reason of a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split, combination or exchange of stock,  or other similar circumstances not involving the receipt of consideration by the Company (each a Capitalization Event), then in each such event, the Plan Administrator shall make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, the number of shares of Common Stock subject to each outstanding Award and the Option or Restricted Stock prices in order to prevent the dilution or enlargement of any Participant’s rights. In the event of any adjustment in the number of shares of Common Stock covered by any Award, including those provided in paragraph (b) below, each such Award shall cover only the number of fill shares resulting from such adjustment. The Plan Administrator’s determinations in making any adjustment shall be final and conclusive.

(b)   Adjustments for Certain Distributions of Property. If the Company at any time distributes with respect to its Common Stock securities or other property (except cash or Common Stock), a proportionate part of those securities or, other, property shall be set aside and delivered to the Participant when he exercises an Option or the restrictions on Restricted Stock lapse. The securities or other property shall be in the same ratio to the total securities and property set aside for the Participant as the number of shares of Common Stock with respect to which the Option is then exercised or the Restricted Stock then vests is to the total shares of Common Stock subject to the Award.

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(c)    Exceptions to Adjustment. Except as expressly provided herein, the issue by the Company of Common Stock of any class, or securities convertible into or exchangeable for Common Stock of any class, for cash or property or for labor or services, or upon sale or upon exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into or exchangeable for Common Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to any Award granted under the Plan.

4.5   Retention of Rights. The existence of this Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company’s capital structure or, its business, or a merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Common Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether similar or not.

4.6   Cancellation of Award. The Plan Administrator may at anytime cancel an Award, whether vested or unvested, if the Participant engages in conduct that the Plan Administrator in its sole discretion determines to be detrimental to the best interest of the Company. Without limiting the foregoing, the Plan Administrator may cancel all or any portion of an Award, whether vested or unvested, if the Plan Administrator determines that the Participant has failed at any time during the Participant’s employment with the Company to comply with any policies or procedures of the Company, including the Company’s Code of Business Conduct and Ethics.

ARTICLE 5. ELIGIBILITY

5.1   Eligible Employees. All full-time and part-time Employees of the Company are eligible to receive an Award at the discretion of the Plan Administrator.

5.2   Consultants. Any consultant or advisor who renders bona fide services to the Company, which services are not in connection with the offer or sale of securities in a capital-raising transaction, is eligible to receive an Award at the discretion of the Plan Administrator.

ARTICLE 6. STOCK OPTIONS

6.1   Grant of Options. The Plan Administrator may from time to time in its discretion determine which of the Employees of the Company should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares of Common Stock subject to such Options, and the dates on which such Options are to be granted. To the extent that an Option is granted under which the aggregate Fair Market Value (determined as of the time each Option is granted) of the Common Stock with respect to which any of such Employee’s Options are exercisable for, the first time during a calendar, year exceeds $100,000, the Options granted that exceed the annual limitation shall be deemed to be Nonqualified Stock Options rather than Incentive Stock Options.

6.2   Option Agreement. Each grant of Options under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Options are granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), and shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that Option pertains. More than one type of Option, and any combination of Options and Restricted Stock, may be granted to an Employee.

(a)    Option Exercise Price. The purchase price of the Common Stock under each Option granted under the Plan shall not be less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the Common Stock subject to the Option (the “Exercise Price”) provided,

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however, that the Exercise Price for any Participant who is the owner of ten percent (10%) or more of the issued and outstanding stock of the Company shall be not less than 110% of the Fair Market Value (determined as of the day the Option is granted) of the Common Stock subject to the Option. The Exercise Price of the Common Stock under each Option is fixed and may not be Repriced.

(b)   Duration of Options. Each grant of Options shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option grant shall not exceed the lesser of: (1) five (5) years from the date the participant has the right to exercise such Option or portion thereof; or (2) seven (7) years from the date the Options are granted. Notwithstanding the preceding sentence, each grant of Options to any Participant who is the owner of ten percent (10%) or more of the issued and outstanding stock of the Company shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option grant shall not exceed the lesser of: (1) five (5) years from the date the participant has the right to exercise such Option or portion thereof; or (2) five (5) years from the date the Options are granted.

(c)    Vesting. The grant of Options may be subject to a vesting schedule, which shall be set forth in the Option Agreement, and which may be waived or accelerated by the Plan Administrator, at any time. To the extent required by applicable state securities law, Options subject to a vesting schedule shall vest at least as rapidly as 20% per year within the five years following the date of grant of the Option.

(d)   Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to the Common Stock covered by an Option until the date of the issuance of the stock certificate for such Common Stock.

(e)    Other Terms and Conditions. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant’s ability to exercise an Option in whole or in part due to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator. Notwithstanding the foregoing, the Option Agreement may not contain any term that would cause the Option not to comply in all respects with Code Section 409A and related regulations.

6.3   Nontransferability of Options. Options granted pursuant to the Plan are not transferable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Options contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in an Option Agreement, an Option may be transferred by a Participant solely to (1) the Participant’s immediate family (children, grandchildren, or, spouse) or trusts or other entities established for the benefit of the Participant’s immediate family; or (2) the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement; provided that the transferability of an Option under this section shall be limited to the extent transfer is permitted by Rule 701 of the Securities Act, if and as required by applicable state securities law. Any such transfer of an Incentive Stock Option shall result in the conversion of the Option to a Nonqualified Stock Option.

6.4   Manner of Exercise. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Chief Financial Officer of the Company or such other individual, as directed from time to time by the Plan Administrator. The notice shall specify the number of whole shares of Common Stock to be purchased and shall be accompanied by (a) payment in full to the Company of the Exercise Price under Section 6.2(a); plus (b) for Nonqualified Stock Options, payment in full of such amount as the Plan

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Administrator shall determine to be sufficient to satisfy any liability the Company may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option. At the Plan Administrator’s discretion, payment in full of such amount as the Plan Administrator, shall determine to be sufficient to satisfy any liability the Company may have for any withholding of federal, state or local income or other taxes incurred may also be requested upon the exercise of an Incentive Stock Option. Except as provided in Section 6.5, the conditions of this Section 6.4 shall be satisfied at the time that the Option or, any part thereof is exercised, and no Common Stock shall be issued or delivered until such conditions have been satisfied by the Participant.

6.5   Payment of Option Exercise Price. Payment for Common Stock underlying the Option shall be in the form of either (a) personal check, (b) a certified or bank cashier’s check to the order, of the Company, (c) shares of Common Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or, exceeds the aggregate Exercise Price for the Option, provided that such Stock has been held outright by the Participant for at least six months, (d) any other form of legal consideration that may be acceptable to the Plan Administrator, or, (e) in any combination thereof; provided, however, that no payment may be made in Common Stock unless the Plan Administrator has approved of payment in such form by such Participant with respect to the Option exercise in question. Payment for withholding taxes shall be in the form of cash.

6.6   Termination of Continuous Service. Other than as prescribed in Section 8, any vesting of the Option shall cease upon termination of the Participant’s Continuous Service, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination of Continuous Service. Any Option not exercisable as of the date of termination, and any Option or portions thereof not exercised within the period specified herein, shall terminate.

(a)    Termination Other than for Cause. Subject to any limitations set forth in the Option Agreement, and provided that the notice of exercise is provided as required by Section 6.4 prior to the expiration of the Option, the Participant shall be entitled to exercise the Option (i) during the Participant’s Continuous Service, and (ii) for a period of ninety (90) calendar days after the date of termination of the Participant’s Continuous Service for reason other than Cause, or such longer period as may be set forth in the Option Agreement.

(b)   Termination by Death. Notwithstanding paragraph (a), if a Participant’s Continuous Service should terminate as a result of the Participant’s death, or if a Participant should die within a period of three months after termination of the Participant’s Continuous Service under circumstances in which paragraph (a) would permit the exercise of the Option following termination, the personal representatives of the Participant’s estate or the person or persons who shall have acquired the Option from the Participant by bequest or, inheritance may exercise the Option at any time within one year after the date of death, but not later than the expiration date of the Option.

(c)    Termination by Disability. Notwithstanding paragraph (a), if a Participant’s Continuous Service should terminate by reason of the Participant’s Disability the Participant may exercise the Option at any time within the earlier of (i) one year after the date of termination and (ii) thirty (30) days after the Participant no longer has a Disability, but in any event not later than the expiration date of the Option.

(d)   Termination for Cause; Breach of Covenant Not to Compete or Nondisclosure Agreement. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Option Agreement, all unexercised Options shall terminate immediately if the Participant is terminated for Cause, breaches any obligation under a covenant not to compete with the Company, or breaches any obligation under an agreement not to use or disclose proprietary information obtained from or through the Company, upon such occurrence.

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(e)    Extension of Option Termination Date. The Plan Administrator, in its sole discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 6.6. Such extension may be made in the Option Agreement as originally executed or by amendment to the Option Agreement, either prior to or following termination of a Participant’s Continuous Service. The Plan Administrator shall have no power to extend the termination date of an Incentive Stock Option beyond the periods provided in paragraphs (a), (b) and (c) prior to the termination of the Participant’s Continuous Service or without the approval of the Participant, which may be granted or withheld in the Participant’s sole discretion. Any extension of the termination date of an Incentive Stock Option shall be deemed to be the grant of a new Option for purposes of the Code.

ARTICLE 7. RESTRICTED STOCK

7.1   Grant of Restricted Stock. The Plan Administrator may from time to time in its sole discretion determine which of the Employees should receive grants of Restricted Stock, the number of shares of Restricted Stock to be granted to each Employee, the dates on which such shares of Restricted Stock are to be granted, and the restrictions applicable to each grant of shares of Restricted Stock.

7.2   Restricted Stock Agreement. Each grant of Restricted Stock under the Plan shall be evidenced by a written Restricted Stock Agreement setting forth the terms upon which the Restricted Stock is granted. Each Restricted Stock Agreement shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that Restricted Stock Award pertains; the price, if any, to be paid by the Participant for the Restricted Stock; and the restrictions applicable to each grant of Restricted Stock. More than one grant of Restricted Stock may be granted to an Employee. The terms of any Restricted Stock Agreement need not be identical to the terms of any other Restricted Stock Agreement applicable to other grants of Restricted Stock under the Plan to the same or other Participants. No Restricted Stock shall be issued under the Plan until the Participant provides the Company with a signed Restricted Stock Agreement in the form specified by the Plan Administrator.

7.3   Issuance of Restricted Stock. If a purchase price for Restricted Stock is imposed, the Participant’s right to receive Restricted Stock shall be conditioned upon the delivery by the Participant of (i) payment in full, by check or by certified or bank cashier’s check to the Company (or payment by such other, consideration as shall be permitted by the Plan Administrator) or, upon approval of the Plan Administrator, shares of the Common Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or exceeds the aggregate purchase price of the Common Stock; (ii) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the vesting of the Restricted Stock or the Participant’s election under Code Section 83(b); and (iii) a copy of the executed Restricted Stock Agreement in the form specified by the Plan Administrator.

(a)    Purchase Price. A purchase price shall not be required for Restricted Stock, except to the extent required by applicable state securities law. Once established, the purchase price of the Restricted Stock is fixed and may not be Repriced.

(b)   Vesting. Restricted Stock may be subject to a vesting schedule, which shall be set forth in the Restricted Stock Agreement, and which may be waived or accelerated by the Plan Administrator at any time. Unless otherwise provided in the Restricted Stock Agreement, Restricted Stock shall not begin to vest prior to the first anniversary of the date of the Award; provided, that, to the extent required by applicable state securities law, Restricted Stock subject to a vesting schedule shall vest at least as rapidly as 20% per year within the five years following the date of grant of the Restricted Stock.

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(c)    Stock Certificates. The stock certificate or certificates representing the Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been granted. Such certificates shall remain in the custody of the Company and the Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Restricted Stock Agreement.

(d)   Restrictions and Rights. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Participant shall have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and such other distributions, as the Board of Directors may, in its discretion, designate, pay or distribute on such Restricted Stock, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, except as set forth in this Article 7. The Restricted Stock Agreement may contain such other, provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate.

(e)    Forfeiture.  If the Participant fails to satisfy any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Agreement for any reason, any Restricted Stock held by such Participant and affected by such conditions shall be forfeited to the Company in return for such consideration as shall be specified in the Restricted Stock Agreement. The Company and its officers are authorized to reflect such forfeiture of Restricted Stock on the Company’s stock ledger.

(f)    Other Terms and Conditions. The Restricted Stock Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant’s ability to received Restricted Stock due to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator. Notwithstanding the foregoing, the Restricted Stock Agreement may not contain any term that would cause any grant of  Restricted Stock not to comply in all respects with Code Section 409A and related regulations.

7.4   Nontransferability of Restricted Stock. Restricted Stock granted pursuant to the Plan is not transferable by the Participant until all restrictions on such Restricted Stock shall have lapsed. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Restricted Stock, the Restricted Stock shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in a Restricted Stock Agreement, Restricted Stock may be transferred by a Participant solely to (1) the Participant’s immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the Participant’s immediate family; or (2) the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement; provided that the transferability of Restricted Stock under this section shall be limited to the extent transfer is permitted by Rule 701 of the Securities Act, if and as required by applicable state securities law.

7.5   Termination of Continuous Service. In the event that a Participant terminates Continuous Service with the Company for any reason any unvested Restricted Stock held by such Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service.

ARTICLE 8. CHANGE IN CONTROL

In the event of a Change in Control Event, the vesting of all Awards held by Participants whose Continuous Service has not terminated shall be accelerated in full. In anticipation of a Change in Control

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Event, the Plan Administrator may, upon written notice to all Participants holding Options, provide that all unexercised Options must be exercised upon the Change in Control Event or, within a specified number of days of the date of such Change in Control Event or such Options will terminate. In response to such notice, a Participant may make an irrevocable election to exercise the Participant’s Option contingent upon and effective as of the effective date stated in such notice. Any Option shall terminate if not exercised upon the time frame stated in the notice.

ARTICLE 9. ISSUANCE OF SHARES OF COMMON STOCK

9.1   Transfer of Common Stock to Participant. As soon as practicable after (a) a Participant has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 6.2, with respect to an Option, or (b) a Participant has satisfied any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Agreement with respect to Restricted Stock, the Company shall register a certificate in such Participant’s name for the Common Stock as to which the Option has been exercised or the Restricted Stock Award has been satisfied and shall, upon the Participant’s request, deliver such certificate to the Participant. In no event shall the Company be required to transfer fractional shares of Common Stock to the Participant, and in lieu thereof, the Company may pay an amount in cash equal to the Fair Market Value of such fractional shares of Common Stock on the date of exercise or vesting, as applicable.

9.2   Legend. All certificates evidencing shares of Common Stock originally issued pursuant to this Plan or, subsequently transferred to any person or entity, and any shares of capital stock received in respect thereof, may bear such legends and transfer, restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until the Participant or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order, to satisfy any withholding tax liability of the Company.

9.3   Compliance With Laws. If the issuance or transfer of Common Stock by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such Stock to the Participant until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such Stock. If, after reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the lawful issuance and sale of Stock upon exercise of Options or vesting of an Award under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options or vesting of an Award unless and until such authority is obtained.

ARTICLE 10. AMENDMENT AND TERMINATION

10.1   Amendment of the Plan. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted. However, if Video Display is listed on the NASDAQ National Market System or another public trading market, then any amendment that would require stockholder approval under the requirements of the NASDAQ National Market System or such other public trading market, as the case may be, shall only be effective when such stockholder approval is obtained. Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew outstanding Awards granted under the Plan, provided that such modification would not constitute a Repriced Award, and provided further that no such action shall diminish or, impair the rights under an Award previously granted without the consent of the Participant.

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10.2   Termination of the Plan. This Plan shall terminate on the date that is the tenth anniversary of the Effective Date. The Board of Directors may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the Participant. Notwithstanding the foregoing, no Incentive Stock Options may be granted any time after ten years after the adoption by the Board of Directors of any amendments to the Plan that constitute the adoption of a new plan for purposes of Code Section 422.

ARTICLE 11. GENERAL PROVISIONS

11.1                 No Employment Rights. Nothing contained in this Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such Participant’s Continuous Service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

11.2   Other Employee Benefits. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other employee benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

11.3   Confidentiality of Information. Information regarding the grant of Awards under this Plan is confidential and may not be shared by the Participant with anyone other than the Participant’s immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment, or as otherwise required by law.

11.4   Severability. If any provision of this Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

11.5   Governing Law and Venue. This Plan, and all Awards granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Georgia without regard to conflicts of laws principles, Resolution of any disputes under the Plan or any Award under the Plan shall only be held in courts in DeKalb County, Georgia.

11.6   Use of Proceeds. Any proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

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VIDEO DISPLAY CORPORATION
PROXY SOLICITED BY BOARD OF DIRECTORS
ANNUAL MEETING FOR HOLDERS OF COMMON STOCK—AUGUST 25, 2006

The undersigned hereby constitutes and appoints R. D. Ordway and Erv Kuczogi, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, on Friday, August 25, 2006, at 9:00 a.m. local time, and any adjournments thereof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers thereof the undersigned would possess if personally present at such meeting.

Management	(1)	Election of Directors:
		☐ FOR all nominees listed below	☐ AGAINST	☐ ABSTAIN
Recommends:		(except as indicated)	all nominees below.	from voting.
a vote FOR

If you wish to vote against any individual nominee, strike a line through that nominee’s name in the list below: RONALD D. ORDWAY, ERVIN KUCZOGI, PETER FREND, CAROLYN HOWARD and ERNEST J. THIBEAULT, III

all nominees.

If you wish to abstain from voting for any individual nominee, strike a line through that nominee’s name in the list below: RONALD D. ORDWAY, ERVIN KUCZOGI, PETER FREND, CAROLYN HOWARD and ERNEST J. THIBEAULT, III

a vote FOR	(2)	Approval of 2006 Stock Incentive Plan:
		☐ FOR APPROVAL	☐ AGAINST APPROVAL	☐ ABSTAIN
approval.				from voting.
	(3)	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

(Please sign and date on other side and return in the enclosed envelope)

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE ELECTION OF NOMINEES AND “FOR” ALL PROPOSALS.

Dated

Signature

Joint Signature if applicable

Please sign exactly as the name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.